SEMI-ANNUAL REPORT

MORGAN STANLEY
     INVESTMENT MANAGEMENT

The Turkish Investment Fund, Inc.

April 30, 2001

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

THE TURKISH INVESTMENT FUND, INC.


DIRECTORS AND OFFICERS
Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Ronald E. Robison
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

INVESTMENT ADVISERS
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

LETTER TO SHAREHOLDERS

For the six months ended April 30, 2001, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -45.12% compared to -41.68% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"). For the period from the Fund's commencement of operations on December 5, 1989 through April 30, 2001, the Fund's total return, based on net asset value per share, was 0.76% compared to 2.09% for the Index. On April 30, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $6.90, representing a 3.5% discount to the Fund's net asset value per share.

MARKET OVERVIEW

The sharp fall in the Turkish market in the six months ended to April 30, 2001 was primarily the result of the collapse of the IMF disinflation program launched in 1999. A banking sector-led crisis in November of 2000, and a political crisis in February of 2001, led to the devaluation of the lira, which lost about 40% of its value against the dollar. The poor performance by the Turkish government in pursuing structural reform was mainly to blame, though there has been some recent progress as politicians feel the pressure of a crumbling economy.

After the currency devaluation in February, Kermal Dervis, an economist with the World Bank, was appointed Minister of the Economy. Minister Dervis has begun to design a plan to get the country back on track, and a new IMF program is rumored, backed by significant financing. A large bail-out package is viewed as necessary to tide the country over for the next year, as the economy goes through a recession and is unable to make ends meet.

The restructuring and recapitalization of the banking sector will be one of the pivotal elements of whatever future strategy the government adopts. The ultimate cost of the bank bail out is estimated at over 20% of GDP, and will only be contained there if regulations are effectively implemented and the role of public sector banks changed.

Turkey's debt burden has grown significantly as a result of the events of 2001, reaching about 78% of GDP (from 58% in 2000), primarily as a result of the attempt to clean up the banking sector problems. The level of interest rates, therefore, will be one of the most important elements in determining the viability of any program. The government appears to be aiming to achieve a 5% primary budget surplus (before interest expenses), which seems ambitious in a year when the economy is slated to contract between 5% and 7%. In addition, the government must issue or rollover approximately $34 billion worth of debt over the next seven months, which may prove a challenge if confidence deteriorates further.

The coalition government has continued to send mixed signals about its ability to work together and its commitment to implement much-needed reforms. In the short to medium-term we expect the government to make constructive moves, given that the price to pay for not implementing the right policies is very high. Once the situation has been stable for a number of months, however, we would expect a call for new elections, and thus a shift of focus away from fixing the economy.

We believe that Turkey's chance of achieving stability over the coming months is high, especially if a solid program with sufficient funding is announced. We expect, however, the longer-term process of reforming the Turkish economy to be a volatile and difficult one.

OTHER DEVELOPMENTS

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the six months ended April 30, 2001, the Fund has repurchased 29,500 of its shares at an average discount of 15.86% from net asset value per share. From the inception of the program through April 30, 2001, the Fund has repurchased 962,250 of its shares at an average discount of 19.64% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

We appreciate your continued support. The cover of this report reflects the new look of the Fund's financial reports. If you have any questions or comments on the new look of the report, please contact us through our website, www.morganstanley.com/im, or call us at 1-800-221-6726.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director
May 2001

The Turkish Invesment Fund, Inc.
Invesment Summary as of  April 30, 2001  (Unaudited)

===================================================================================================================
HISTORICAL                                                                TOTAL RETURN (%)
INFORMATION                               -------------------------------------------------------------------------
                                                MARKET VALUE (1)        NET ASSET VALUE (2)         INDEX (3)
                                          -------------------------------------------------------------------------
                                                          AVERAGE                  AVERAGE                  AVERAGE
                                              CUMULATIVE  ANNUAL      CUMULATIVE    ANNUAL      CUMULATIVE  ANNUAL
                                          --------------  -------     ----------   -------      ----------  ------
              Fiscal Year to Date              -29.95%        --        -45.12%        --        -41.68%        --
              One Year                         -50.20     -50.20%       -62.84     -62.84%       -63.03     -63.03%
              Five Year                         74.43      11.77         84.93      13.08         50.94       8.58
              Ten  Year                         28.11       2.51         26.63       2.39         14.11       1.33
              Since Inception*                  -2.76      -0.26          0.76       0.08         26.62       2.09

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
================================================================================
RETURNS AND PER SHARE INFORMATION


[GRAPH]

                                                               YEARS ENDED OCTOBER 31:                                   SIX MONTHS
                                                                                                                            ENDED
                                                                                                                          APRIL 30,
                             1991     1992      1993       1994      1995     1996     1997     1998     1999     2000      2001
                          --------  -------   ---------  --------  --------  ------  --------  -----   -------   -------  ---------
Net Asset Value
Per Share ............... $  5.16   $  4.69   $   9.41   $  4.89   $  5.93  $ 5.57   $  8.74   $ 4.94  $  9.52   $ 17.69   $ 7.15
Market Value Per Share .. $  7.00   $  6.00   $  10.38   $  6.88   $  5.88  $ 5.38   $  7.63   $ 4.31  $  8.19   $ 13.38   $ 6.90
Premium/(Discount) ......    35.7%     27.9%      10.3%     40.7%     -0.8%   -3.5%    -12.7%   -12.8%   -14.0%    -24.4%    -3.5%
Income Dividends ........      --   $  0.07   $   0.04   $  0.12        --  $ 0.12   $  0.14   $ 0.14  $  0.12   $  0.03   $   --
Capital Gains
Distributions ........... $  0.07   $  0.17         --        --        --      --        --      --        --        --   $ 3.22%
Fund Total Return (2) ...  -59.27%    -6.36%    102.39%   -47.61%    21.27%  -4.09%    60.76%  -42.39%   97.06%    86.09%  -45.12%
Index Total Return (3) ..  -64.65%   -21.03%    156.26%   -45.26%    26.48%  -4.24%    87.70%  -50.28%   78.92%    56.80%  -41.68%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International (MSCI) Turkey Index is an unmanaged index of common stocks.
     *The Fund commenced operations on December 5, 1989.

     FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY.

The Turkish Investment Fund, Inc.
Portfolio Summary as of April 30, 2001 (Unaudited)
================================================================================

ALLOCATION  OF TOTAL INVESTMENTS
[GRAPH]
Short-Term Investment                    (0.9%)
Equity Securities                       (99.1%)

--------------------------------------------------------------------------------

INDUSTRIES
[GRAPH]
Other                                    (6.6%)
Household Durables                       (4.2%)
Beverages                                (4.2%)
Construction Materials                   (4.5%)
Building Products                        (5.2%)
Food & Drug Retailing                    (6.1%)
Diversified Financials                   (9.3%)
Communications Equipment                 (9.7%)
Banks                                   (23.9%)
Insurance                               (15.4%)
Oil & Gas                               (10.9%)

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS*
                                               PERCENT OF
                                               NET ASSETS
1.  Yapi ve Kredi Bankasi AS                      15.7%
2.  Aksigorta AS                                  13.3
3.  Tupras-Turkiye Petrol Rafinerileri AS         10.9
4.  Netas Northern Electric                        9.7
     Telekomunikasyon AS
5.  Turkiye Garanti Bankasi AS                     6.6
6.  Alarko Holding AS                              6.0
7.  Migros Turk TAS                                5.6
8.  Trakya Cam Sanayii AS                          5.2
9.  Akcansa Cimento AS                             4.5
10. Anadolu Efes Biracilik ve Malt Sanayii AS      4.2
                                                  ----
                                                  81.7%
                                                  ====

* EXCLUDES SHORT-TERM INVESTMENTS

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS (Unaudited)
APRIL 30, 2001

                                                                                            VALUE
                                                                          SHARES            (000)
-----------------------------------------------------------------------------------------------------
 TURKISH COMMON STOCKS (100.3%)
  (UNLESS OTHERWISE NOTED)
-----------------------------------------------------------------------------------------------------
 AUTO COMPONENTS(1.4%)
   Brisa Bridgestone Sabanci Lastik Sanayi ve Ticaret AS                 9,394,000      U.S.$     291
   Kordsa Sabanci Dupont
     Endustriye Iplik ve Kord Bezi
     Sanayi ve Ticaret AS                                               29,518,000                303
                                                                                        -------------
                                                                                                  594
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 BANKS(23.9%)
   Akbank TAS                                                          166,521,000                741
(a) Turkiye Garanti Bankasi AS                                         554,515,000              2,856
(a) Yapi ve Kredi Bankasi AS                                         1,472,897,041              6,815
                                                                                        -------------
                                                                                               10,412
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 BEVERAGES(4.2%)
 (a) Anadolu Efes Biracilik ve Malt Sanayii AS                          36,959,980              1,839
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 BUILDING PRODUCTS(5.2%)
   Trakya Cam Sanayii AS                                               437,684,543              2,254
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT(9.7%)
   Netas Northern Electric Telekomunikasyon AS                          63,473,000              4,211
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 CONSTRUCTION MATERIALS(4.5%)
   Akcansa Cimento AS                                                  330,325,000              1,961
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS(9.3%)
   Alarko Holding AS                                                    82,541,000              2,594
   Koc Holding AS                                                       33,922,000              1,451
                                                                                        -------------
                                                                                                4,045
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES(0.5%)
 (a,b) Cukurova Elektrik AS                                                546,000                198
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 FOOD & DRUG RETAILING(6.1%)
   Migros Turk TAS                                                      30,906,000              2,455
(a)Sezginler Gida Sanayii AS                                            33,921,000                211
                                                                                        -------------
                                                                                                2,666
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 GAS UTILITIES(0.7%)
   Aygaz AS                                                             12,020,000                304
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 HOUSEHOLD DURABLES(4.2%)
 (a)Turk Sise ve Cam Fabrikalari AS                                    104,727,000                512
(a)Vestel Elektronik Sanayi ve Ticaret AS                              383,525,000              1,306
                                                                                        -------------
                                                                                                1,818
                                                                                        -------------
 INSURANCE(15.4%)
   Aksigorta AS                                                        491,109,000      U.S.$   5,788
   Anadolu Hayat Sigorta AS                                            159,671,000                920
                                                                                        -------------
                                                                                                6,708
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 METALS & MINING(3.3%)
 (a) Eregli Demir ve Celik Fabrikalari TAS                             106,650,000              1,443
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 OIL & GAS(10.9%)
 Tupras-Turkiye Petrol                                                 144,901,000              4,744
   Rafinerileri AS
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES(1.0%)
 (a) Turkcell Iletisim Hizmetleri AS                                    24,566,000                418
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 TOTAL TURKISH COMMON STOCKS
    (Cost U.S.$54,010)                                                                         43,615
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT(0.6%)
-----------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT(0.6%)
 (c) Chase Securities, Inc., 4.22%, dated 4/30/01, due 5/1/01
   (Cost U.S.$253)                                                             253                253
                                                                                        -------------
-----------------------------------------------------------------------------------------------------
 FOREIGN CURRENCY ON DEPOSIT WITH
 CUSTODIAN (0.3%)
 (INTEREST BEARING DEMAND ACCOUNT)
   Turkish Lira
   (Cost U.S.$114)                                              TRL    138,496,482                121
                                                                                        -------------
-----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                   AMOUNT        VALUE
                                                                                     (000)       (000)
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS(101.2%)
       (Cost $54,377)                                                                         U.S.$  43,989
                                                                                              -------------
-----------------------------------------------------------------------------------------------------------
OTHER ASSETS (5.8%)
  Receivable for Investments Sold                                        U.S.$      2,500
  Other                                                                                23             2,523
                                                                               -----------    -------------
-----------------------------------------------------------------------------------------------------------
LIABILITIES (-7.0%)
  Payable For:
    Investments Purchased                                                          (2,802)
    Custodian Fees                                                                    (67)
    Directors' Fees and Expenses                                                      (45)
    Shareholder Reporting Expenses                                                    (31)
    Professional Fees                                                                 (27)
    Investment Advisory Fees                                                          (22)
    Administrative Fees                                                               (14)
  Other Liabilities                                                                   (27)           (3,035)
                                                                               -----------    -------------
-----------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 6,084,180 issued and
 outstanding U.S.$0.01 par value shares
 (30,000,000 shares authorized)                                                               U.S.$  43,477
                                                                                              -------------
-----------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE                                                                     U.S.$    7.15
                                                                                              -------------
-----------------------------------------------------------------------------------------------------------
AT APRIL 30, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------
Common Stock                                                                                  U.S.$      61
Capital Surplus                                                                                      68,906
Undistributed Net Investment Income                                                                      16
Accumulated Net Realized Loss                                                                       (15,118)
Unrealized Depreciation on Investments and Foreign Currency Translations                            (10,388)
                                                                                              -------------
-----------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                              U.S.$  43,477
                                                                                              -------------
-----------------------------------------------------------------------------------------------------------
(a)--Non-income producing.
(b)--Security valued at fair value- see Note A-1 to financial statements.
(c)--The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

April 30, 2001 exchange rate Turkish Lira (TRL)
   1,145,500 = U.S.$1.00.
-----------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                                                   SIX MONTHS
                                                                                            ENDED
                                                                                       APRIL 30, 2001
                                                                                         (UNAUDITED)
                                                                                            (000)
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends                                                                         U.S.$       245
     Interest                                                                                      373
------------------------------------------------------------------------------------------------------
      Total Income                                                                                 618
------------------------------------------------------------------------------------------------------
EXPENSES
     Investment Advisory Fees                                                                      261
     Custodian Fees                                                                                 68
     Administrative Fees                                                                            65
     Professional Fees                                                                              56
     Shareholder Reporting                                                                          19
     Transfer Agent Fees                                                                            11
     Other Expenses                                                                                 22
------------------------------------------------------------------------------------------------------
      Total Expenses                                                                               502
------------------------------------------------------------------------------------------------------
        Net Investment Income                                                                      116
------------------------------------------------------------------------------------------------------
NET REALIZED LOSS
     Investment Securities Sold                                                                (13,142)
     Foreign Currency Transactions                                                              (1,328)
------------------------------------------------------------------------------------------------------
      Net Realized Loss                                                                        (14,470)
------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
      Depreciation on Investments                                                              (30,416)
      Appreciation on Foreign Currency Translations                                                  8
------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation                                           (30,408)
------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation                     (44,878)
------------------------------------------------------------------------------------------------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              U.S.$  (44,762)
------------------------------------------------------------------------------------------------------

                                                                                      SIX MONTHS
                                                                                         ENDED
                                                                                    APRIL 30, 2001          YEAR ENDED
                                                                                      (UNAUDITED)       OCTOBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                                       (000)                (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income (Loss)                                                   U.S.$          116   U.S.$         (719)
  Net Realized Gain (Loss)                                                                  (14,470)              41,323
  Change in Unrealized Appreciation/Depreciation                                            (30,408)              12,015
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                           (44,762)              52,619
----------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income                                                                         --                (200)
   Net Realized Gain                                                                        (19,576)                 --
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                      (19,576)                (200)
----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares (29,500 and 451,000 shares, respectively)                               (323)              (6,757)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                                 (64,661)              45,662
Net Assets:
  Beginning of Year                                                                         108,138               62,476
----------------------------------------------------------------------------------------------------------------------------
  End of Year (including undistributed net investment income/(accumulated net    U.S.$       43,477   U.S.$      108,138
    investment loss) of U.S.$ 16 and U.S.$(100), respectively)
----------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


                                                 SIX MONTHS
                                                   ENDED
                                                  APRIL 30,                            YEAR ENDED OCTOBER 31,
SELECTED PER SHARE DATA                            2001       -------------------------------------------------------------------
AND RATIOS:                                     (UNAUDITED)       2000           1999        1998          1997         1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             U.S.$ 17.69   U.S.  $ 9.52   U.S.$  4.94   U.S.$  8.74   U.S.$  5.57  U.S. $ 5.93
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                            0.02          (0.12)         0.05          0.14          0.18         0.17
Net Realized and Unrealized Gain (Loss) on             (7.35)          8.03          4.58         (3.80)         3.13        (0.41)
  Investments
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                   (7.33)          7.91          4.63         (3.66)         3.31        (0.24)
----------------------------------------------------------------------------------------------------------------------------------
Distributions:                                            --
  Net Investment Income                                               (0.03)        (0.12)        (0.14)        (0.14)       (0.12)
  Net Realized Gain                                    (3.22)            --            --            --            --           --
----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                               (3.22)         (0.03)        (0.12)        (0.14)        (0.14)       (0.12)
----------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased              0.01           0.29          0.07            --            --           --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   U.S.$  7.15   U.S.$  17.69   U.S.$  9.52   U.S.$  4.94   U.S.$  8.74  U.S. $ 5.57
==================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD            U.S.$  6.90   U.S.$  13.38   U.S.$  8.19   U.S.$  4.31   U.S.$  7.63  U.S. $ 5.38
==================================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                        (29.95)%        63.60%        94.34%       (42.36)%       45.34%       (6.58)%
  Net Asset Value (1)                                 (45.12)%        86.09%        97.06%       (42.39)%       60.76%       (4.09)%
==================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)            U.S.$43,477   U.S.$108,138   U.S.$62,476   U.S.$34,551   U.S.$61,616  U.S.$39,254
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                 1.72%*         1.26%         1.96%          1.71%        1.91%        2.07%
Ratio of Net Investment Income (Loss) to Average        0.40%*        (0.57)%        0.66%          1.76%        2.57%        3.23%
  Net Assets
Portfolio Turnover Rate                                  108%           155%          175%            68%          51%          60%
----------------------------------------------------------------------------------------------------------------------------------

*    Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.



    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
April 30, 2001  (Unaudited)
--------------

     The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION:In valuing the Fund's assets, all securities listed on the Istanbul Stock Exchange are valued at the last quoted sales price. Unlisted securities and listed securities not traded on valuation date for which market quotations are readily available are valued at the mean of current bid and asked prices obtained from reputable brokers. Securities purchased with remaining maturities of sixty days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors.

2. TAXES:It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. Currently, the Fund is not subject to any Turkish taxes.

3. REPURCHASE AGREEMENTS:The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities-- at the prevailing rate of exchange on valuation date;

     - investment transactions and investment income -- at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS:The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER:Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid - in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) and Morgan Stanley Investment Management Limited (formerly Morgan Stanley Dean Witter Investment Management Limited) provide investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund's first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million.

C. ADMINISTRATOR: The Chase Manhattan Bank, through its corporate affiliate J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the six months ended April 30, 2001, the Fund made purchases and sales totaling $63,772,000 and $82,738,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At April 30, 2001, the U.S. Federal income tax cost basis of securities was $54,263,000 and accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $10,395,000, of which $1,280,000 related to appreciated securities and $11,675,000 related to depreciated securities.

A substantial portion of the Fund's net assets consists of equity securities of Turkish companies denominated in Turkish lira which may subject the Fund to investment risks not normally associated with investing in securities of U.S. corporations, including volatility and illiquidity of the Turkish securities markets and fluctuation in the value of the Turkish lira against the U.S. dollar which are influenced in part by the high inflation rate in Turkey.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions will be treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At April 30, 2001, the deferred fees payable under the plan totaled $45,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

During the six months ended April 30, 2001, the Fund incurred $67,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the six months ended April 30, 2001, the Fund has repurchased 29,500 of its shares at an average discount of 15.86% from net asset value per share. From the inception of the program through April 30, 2001, the Fund has repurchased 962,250 of its shares at an average discount of 19.64% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Investors Bank and Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will Purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                        The Turkish Investment Fund, Inc.
                        American Stock Transfer & Trust Company
                        Dividend Reinvestment and Cash Purchase Plan
                        40 Wall Street
                        New York, New York 10005
                        1-800-278-4353



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